SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                         -----------

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                      August 6, 1998

                   THE WALT DISNEY COMPANY
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          DELAWARE
          (STATE OR JURISDICTION OF INCORPORATION)


            333-52659                           95-4545390
     (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)

         500 SOUTH BUENA VISTA STREET, BURBANK, CALIFORNIA  91521
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

                       (818) 560-1000
               (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.   OTHER EVENTS

          On August 6, 1998, the Securities and Exchange Commission declared effective the Registration Statement on Form S-3 (No. 333-52659) of The Walt Disney Company (the "Company"), permitting the Company to issue an aggregate of $5,000,000,000 of debt securities, preferred stock, common stock and warrants.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 4.3(a) Officers' Certificate regarding Authorization of Medium-Term Notes

          Exhibit 5.1 Opinion of O'Melveny & Myers LLP regarding the Securities

          Exhibit 23.1 Consent of O'Melveny & Myers LLP (included in their opinion filed as Exhibit 5.1)

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE WALT DISNEY COMPANY



Date:  August 6, 1998        By:  /s/ Laurence J. Shapiro
                              -----------------------------
                                   Laurence J. Shapiro
                                   Vice President-Counsel